UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 28, 2000



                             UNION COMMUNITY BANCORP
             (Exact name of registrant as specified in its charter)



                                     INDIANA
                 (State of other jurisdiction of incorporation)

               0-23543                            35-2025237
       (Commission File Number)          (IRS Employer Identification No.)


         221 East Main Street

         Crawfordsville, Indiana                       47933
(Address of principal executive offices)             (Zip Code)



        Registrant's telephone number, including area code: (765)362-2400








Item 5.  Other Events.

     Pursuant to General Instruction F to Form 8-K, the press release issued January 28, 2000, concerning the Corporation's stock repurchase program is attached hereto as Exhibit 1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit 99 - Press Release dated January 28, 2000.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           /s/ Joseph E. Timmons
                                           ------------------------------------
                                           Joseph E. Timmons
                                           President and Chief Executive Officer


Dated: January 31, 2000